UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 1, 2020

Date of report (Date of earliest event reported)

Nuvera Communications, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, Minnesota 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 1, 2020, the Board of Directors of the Nuvera Communications, Inc. (the “Company”) amended the Company’s Bylaws to allow the Company to hold remote or virtual shareholder meetings as permitted under Minnesota law. This description of the amendment is qualified in its entirety by reference to the complete text of the amendments to the Company’s Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Name
3.1	Amendments effective April 1, 2020 to Bylaws of Nuvera Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvera Communications, Inc.

Date: April 1, 2020	By:	/s/ Glenn H. Zerbe
Glenn H. Zerbe
President and Chief Executive Officer